UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21470
Eaton Vance Tax-Advantaged Global Dividend Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report October 31, 2009

WALL ST

# EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009
M A N A G E M E N T ’ S  D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E
Economic and Market Conditions

Aamer Khan, CFA
Co-Portfolio Manager

Martha Locke, CFA
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager
•	Global capital markets finished the volatile year ending October 31, 2009, on a decidedly positive note, with market indices for U.S. and European equities both posting solid annual gains. But as the period opened late last fall, global equities were already in the midst of a dramatic free fall, dragged lower by the failure or near-collapse of several major financial institutions struggling under the enormous weight of troubled assets. On the verge of illiquidity, the credit markets virtually ceased functioning, worldwide economic activity ground to a near standstill, and fearful equity investors moved swiftly toward the exit signs.

•	By the second quarter of 2009, however, the downward momentum had begun to slow, buoyed by growing optimism that massive fiscal and monetary programs instituted by governments around the world might succeed in loosening the credit markets and rekindling economic growth. Further encouraged by signs of economic improvement, particularly in the developing world, the equity markets bottomed during the second week of March, which set off a series of seven consecutive monthly gains in the broad U.S. stock market before a slight pullback in the bellwether Standard & Poor’s 500 Index in October. For the year ending October 31, 2009, the S&P 500 posted a 9.80% return, while the FTSE Eurotop 100 Index, a measure of blue-chip stocks within the Eurozone, jumped 30.40%.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
•	Reversing the trend of 2008, growth stocks outperformed their value counterparts for the 12-month reporting period. As investors regained an appetite for risk, the more defensive sectors of the global economy, including areas such as health care and consumer staples, quickly lost favor to the more growth-oriented information technology and consumer discretionary sectors.

•	Corporate profits, benefiting from earlier cost-cutting efforts and easier earnings comparisons, began to show signs of improvement during the second and third calendar quarters, even amid lingering concerns about rising unemployment, muted consumer spending and still-depressed home prices. As measured by gross domestic product (GDP), the U.S. economy turned the corner during the third quarter, posting an annualized gain of about 3.5%, its first increase in a year. Economic activity in other major economies of the world stabilized and even grew during the period, spurred on by accommodative monetary policy and fiscal stimulus in some emerging markets.

Total Return Performance 10/31/08 – 10/31/09
NYSE Symbol	ETG

At Net Asset Value (NAV)[2]	11.37%
At Market Price[2]	17.40%

Russell 1000 Value Index[1]	4.78%
BofA Merrill Lynch Fixed Rate Preferred Stock Index[1]	15.73%
Lipper Global Funds Average (at NAV)[1]	21.91%

Premium/(Discount) to NAV (10/31/09)	-9.65%
Total Distributions per share	$1.456
Distribution Rate[3] At NAV	8.86%
At Market Price	9.80%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Unlike the Fund, an Index’s return does not reflect the effect of leverage. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Performance results reflect the effects of leverage.

[3]	The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009
M A N A G E M E N T ’ S  D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “ETG.” For the 12 months ending October 31, 2009, the Fund’s return outperformed the Russell 1000 Value Index (the Index).

•	Within the Fund’s common stock allocation, favorable security selection was wholly accountable for the Fund’s outperformance. The strongest contributions came from the industrials, materials, energy and consumer staples sectors, with Fund holdings in the oil, gas and consumable fuels industry, as well as in electric utilities and food products, adding the most alpha, or excess performance, versus the Index.

•	Conversely, sector allocations among the Fund’s common stock holdings were the biggest drag on performance relative to the Index. In particular, being underexposed to the strong-performing consumer discretionary sector detracted, as did being overexposed to the relatively weak telecommunication services sector. Unfavorable stock selection in the hotels, restaurants and leisure industry also took a bite out of performance during this period of slow consumer spending.

•	As of October 31, 2009, the Fund had approximately 15% of total investments in preferred stocks. The preferred stock market – dominated by banking and financials — was dramatically affected by the credit crisis that unfolded during the fall of 2008. However, as the economy began to recover and markets stabilized during the spring of 2009, preferred stocks likewise rebounded, showing strong performance since the market bottom in March. The recovery was spurred by the forceful steps the government took to deal with systemic financial risk and bank capital adequacy, which benefited the preferred equity providers. Many banks have made progress repaying government capital support and have been able to raise private capital without government backing. Not surprisingly, preferred stock prices began to rise, volatility fell, and liquidity and investor interest returned to the sector in a substantial way. For the 12-month period ending October 31, 2009, preferred stock returns were historically strong; up nearly 16%. At the same time, the Fund’s preferred stock holdings significantly outperformed the BofA Merrill Lynch Fixed Rate Preferred Stock Index, an unmanaged, broad-based index of preferred stocks. The portfolio benefited from our focus on the financial sector and our bias toward large, systemically important institutions subject to the bank stress test and other government support within that sector.

•	Based on the Fund’s objective of providing a high level of after-tax total return, which consists mostly of tax-favored dividend income and capital appreciation, the Fund was invested primarily in securities that generated a relatively high level of qualified dividend income (QDI). The Fund’s investments in preferred stocks, in addition to the common stock portfolio, as well as its high representation in international stocks, all contributed to the Fund’s QDI for the fiscal year.

•	Beginning with the January 2009 distribution, the Fund’s monthly distribution rate was reduced from $0.1438 to $0.1025 per share. The adjustment to the Fund’s monthly distribution rate primarily reflects the reduced amount of dividend income the Fund expects to receive due to the impact of the ongoing financial crisis on corporate dividend rates. It also reflects, to a lesser extent, the increased costs of implementing the Fund’s dividend capture trading strategy, which can expose the Fund to increased trading costs and greater potential for capital loss or gain. As portfolio and market conditions change,the rate of distribution on the Fund’s shares could change as well.

•	As of October 31, 2009, the Fund had leverage in the amount of 23% of the Fund’s total assets. The Fund employs leverage through debt financing. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks, including the likelihood of greater volatility of the net asset value and market price of the Fund’s common shares. The cost of the Fund’s leverage rises and falls with changes in short-term interest rates.[1]

•	As always, we thank you for your continued confidence and participation in the Fund.

[1]	In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its debt financing.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009
F U N D  P E R F O R M A N C E
Performance1

NYSE Symbol:	ETG

Average Annual Total Returns (at market price, NYSE)
One Year	17.40%
Five Years	0.88
Life of Fund (1/30/04)	0.85

Average Annual Total Returns (at net asset value)
One Year	11.37%
Five Years	0.84
Life of Fund (1/30/04)	2.63

[1]	Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top 10 Common Stock Holdings2
By total investments

StatoilHydro ASA	3.8%
Chevron Corp.	3.6
McDonald’s Corp.	3.4
E.ON AG	3.2
RWE AG	3.2
Diamond Offshore Drilling, Inc.	3.0
Philip Morris International, Inc.	2.9
Scottish and Southern Energy PLC	2.9
Southern Copper Corp.	2.8
Nestle SA	2.7

[2]	Top 10 Common Stock Holdings represented 31.5% of the Fund’s total investments as of 10/31/09. Excludes cash equivalents.
Equity Sector Weightings3
By total investments

[3]	As a percentage of the Fund’s total investments as of 10/31/09. Excludes cash equivalents.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 108.7%

Security	Shares	Value

Aerospace & Defense — 0.5%

TransDigm Group, Inc.(1)	138,855	$5,440,339

		$5,440,339

Beverages — 3.8%

Diageo PLC(1)	1,500,000	$24,431,990
SABMiller PLC(1)	600,000	15,726,938

		$40,158,928

Capital Markets — 1.2%

Goldman Sachs Group, Inc.(1)	75,000	$12,762,750

		$12,762,750

Chemicals — 0.5%

Terra Industries, Inc.	175,000	$5,559,750

		$5,559,750

Commercial Banks — 2.0%

Banco Santander Brasil SA(1)(2)	450,000	$5,337,000
Wells Fargo & Co.(1)	585,461	16,111,887

		$21,448,887

Computers & Peripherals — 1.8%

Hewlett-Packard Co.(1)	400,000	$18,984,000

		$18,984,000

Construction Materials — 0.3%

Lafarge SA(1)	38,095	$3,092,167

		$3,092,167

Diversified Financial Services — 1.1%

Bank of America Corp.(1)	800,000	$11,664,000

		$11,664,000

Diversified Telecommunication Services — 6.5%

AT&T, Inc.(1)	795,000	$20,407,650
BCE, Inc.(1)	748,000	17,937,040
Bezeq Israeli Telecommunication Corp., Ltd.(1)	1,683,476	3,757,048
CenturyTel, Inc.(1)	205,000	6,654,300
France Telecom SA(1)	400,000	9,911,514
Koninklijke KPN NV(1)	550,000	9,976,305

		$68,643,857

Electric Utilities — 22.9%

E.ON AG(1)	1,150,000	$44,073,651
Edison International(1)	450,000	14,319,000
Enel SpA(1)	2,300,000	13,685,713
Entergy Corp.(1)	350,000	26,852,000
Exelon Corp.(1)	560,000	26,297,600
FPL Group, Inc.(1)	700,000	34,370,000
Scottish and Southern Energy PLC(1)	2,275,000	40,153,105
Southern Co. (The)(1)	885,000	27,603,150
Terna Rete Elettrica Nazionale SpA(1)	4,000,000	15,859,151

		$243,213,370

Electrical Equipment — 1.0%

ABB, Ltd.(1)	600,000	$11,160,808

		$11,160,808

Energy Equipment & Services — 3.9%

Diamond Offshore Drilling, Inc.(1)	430,000	$40,957,500

		$40,957,500

Food Products — 6.1%

Kraft Foods, Inc., Class A(1)	500,000	$13,760,000
Nestle SA(1)	800,000	37,201,247
Parmalat SpA(1)	4,000,000	11,086,058
Tate & Lyle PLC(1)	350,000	2,576,625

		$64,623,930

Hotels, Restaurants & Leisure — 5.0%

Crown, Ltd.(1)	900,000	$6,551,190
McDonald’s Corp.(1)	800,000	46,888,000

		$53,439,190

Independent Power Producers & Energy Traders — 1.0%

International Power PLC(1)	2,500,000	$10,379,178

		$10,379,178

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Insurance — 5.1%

AXA SA(1)	700,000	$17,409,134
MetLife, Inc.	450,000	15,313,500
Prudential Financial, Inc.(1)	470,000	21,258,100

		$53,980,734

IT Services — 1.2%

MasterCard, Inc., Class A(1)	60,000	$13,141,200

		$13,141,200

Machinery — 3.0%

Deere & Co.(1)	700,000	$31,885,000

		$31,885,000

Metals & Mining — 3.6%

Southern Copper Corp.(1)	1,200,000	$37,800,000

		$37,800,000

Multi-Utilities — 5.8%

DTE Energy Co.(1)	300,000	$11,094,000
PG&E Corp.(1)	150,000	6,133,500
RWE AG(1)	500,000	43,856,427

		$61,083,927

Oil, Gas & Consumable Fuels — 16.8%

BP PLC ADR(1)	200,000	$11,324,000
Chevron Corp.(1)	650,000	49,751,000
ENI SpA(1)	1,200,000	29,720,143
Marathon Oil Corp.(1)	1,100,000	35,167,000
StatoilHydro ASA(1)	2,200,000	51,841,197

		$177,803,340

Pharmaceuticals — 5.8%

Bristol-Myers Squibb Co.(1)	900,000	$19,620,000
Novartis AG ADR(1)	200,000	10,390,000
Pfizer, Inc.(1)	344,750	5,871,092
Roche Holding AG(1)	100,000	16,016,292
Sanofi-Aventis SA(1)	125,000	9,162,778

		$61,060,162

Real Estate Investment Trusts (REITs) — 3.2%

Annaly Capital Management, Inc.(1)	1,150,000	$19,446,500
AvalonBay Communities, Inc.(1)	206,322	14,190,827

		$33,637,327

Semiconductors & Semiconductor Equipment — 0.7%

Analog Devices, Inc.(1)	300,000	$7,689,000

		$7,689,000

Specialty Retail — 1.4%

Buckle, Inc. (The)(1)	500,000	$15,005,000

		$15,005,000

Tobacco — 4.5%

Altria Group, Inc.(1)	400,000	$7,244,000
Philip Morris International, Inc.(1)	850,000	40,256,000

		$47,500,000

Total Common Stocks
(identified cost $875,264,457)		$1,152,114,344

Preferred Stocks — 19.0%

Security	Shares	Value

Capital Markets — 0.5%

Morgan Stanley, 4.00%(4)	260,000	$4,966,000

		$4,966,000

Commercial Banks — 7.8%

ABN AMRO North America Capital Funding Trust, 6.968%(3)(4)	3,300	$1,740,750
BBVA International SA Unipersonal, 5.919%(4)	4,000	3,212,996
BNP Paribas, 7.195%(3)(4)	140	13,302,282
BNP Paribas Capital Trust, 9.003%(3)(4)	15,000	15,378,840
Credit Agricole SA/London, 6.637%(3)(4)	9,950	8,236,351
DB Contingent Capital Trust II, 6.55%	135,000	2,755,350
Den Norske Bank, 7.729%(3)(4)	2,000	1,912,648
First Tennessee Bank, 3.75%(3)(4)	5,275	2,658,930
Landsbanki Islands HF, 7.431%(3)(4)(5)	14,850	8,910
Lloyds Banking Group PLC, 6.657%(3)(4)	18,000	12,258,504
PNC Financial Services Group, Inc., Series L, 9.875%(4)	48,600	1,348,650
Royal Bank of Scotland Group PLC, 7.64%(4)	131	6,511,735
Santander Finance SA Unipersonal, 10.50%	81,766	2,237,118

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Commercial Banks (continued)

Standard Chartered PLC, 6.409%(3)(4)	99	$7,991,963
Wells Fargo & Co., 7.50%	2,900	2,595,500

		$82,150,527

Diversified Financial Services — 0.8%

American Express Co., 6.80%(4)	2,406	$2,156,428
CoBank, ACB, 11.00%(3)	110,000	5,139,068
General Electric Capital Corp., 6.375%(4)	1,094	982,500

		$8,277,996

Electric Utilities — 0.4%

Entergy Arkansas, Inc., 6.45%	50,000	$1,060,940
Georgia Power Co., 6.50%	20,000	1,983,750
Southern California Edison Co., 6.00%	17,000	1,470,500

		$4,515,190

Food Products — 0.5%

Dairy Farmers of America, 7.875%(3)	75,230	$5,327,224

		$5,327,224

Insurance — 8.4%

Aegon NV, 6.375%	470,000	$7,802,000
Arch Capital Group, Ltd., Series A, 8.00%	77,000	1,863,400
Arch Capital Group, Ltd., Series B, 7.875%	11,000	260,480
AXA SA, 6.379%(3)(4)	2,500	2,216,380
AXA SA, 6.463%(3)(4)	21,675	18,708,104
Endurance Specialty Holdings, Ltd., 7.75%	246,200	5,391,780
ING Capital Funding Trust III, 8.439%(4)	21,300	18,868,839
Prudential PLC, 6.50%	18,500	15,619,291
RenaissanceRe Holdings, Ltd., Series C, 6.08%	257,500	4,820,400
RenaissanceRe Holdings, Ltd., Series D, 6.60%	115,000	2,370,150
Zurich Regcaps Fund Trust VI, 0.992%(3)(4)	16,200	11,274,188

		$89,195,012

Oil, Gas & Consumable Fuels — 0.6%

Kinder Morgan GP, Inc., 8.33%(3)(4)	7,000	$6,525,750

		$6,525,750

Total Preferred Stocks
(identified cost $259,082,241)		$200,957,699

Corporate Bonds & Notes — 1.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 0.6%

Capital One Capital V, 10.25%, 8/15/39	$5,750	$6,578,891

		$6,578,891

Retail-Food and Drug — 0.4%

CVS Caremark Corp., 6.302%, 6/1/37(4)	$5,000	$4,302,445

		$4,302,445

Total Corporate Bonds & Notes
(identified cost $9,990,709)		$10,881,336

Short-Term Investments — 0.5%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(6)	$4,918	$4,917,868

Total Short-Term Investments
(identified cost $4,917,868)		$4,917,868

Total Investments — 129.2%
(identified cost $1,149,255,275)		$1,368,871,247

Other Assets, Less Liabilities — (29.2)%		$(309,365,895)

Net Assets — 100.0%		$1,059,505,352

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $112,679,892 or 10.6% of the Fund’s net assets.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2009.

(5)	Defaulted security.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

(6)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

Country Concentration of Portfolio

	Percentage of
Country	Total Investments	Value

United States	57.2%	$783,754,003
United Kingdom	9.6	131,354,038
Germany	6.4	87,930,078
Switzerland	5.5	74,768,347
Italy	5.1	70,351,065
France	5.0	68,736,428
Norway	3.9	53,753,845
Peru	2.8	37,800,000
Canada	1.3	17,937,040
Netherlands	1.3	17,778,305
Bermuda	0.7	9,053,950
Australia	0.5	6,551,190
Brazil	0.4	5,337,000
Israel	0.3	3,757,048
Iceland	0.0	8,910

Total Investments	100.0%	$1,368,871,247

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,144,337,407)	$1,363,953,379
Affiliated investment, at value (identified cost, $4,917,868)	4,917,868
Cash	17,214,314
Foreign currency, at value (identified cost, $471,965)	470,440
Dividends and interest receivable	4,091,674
Receivable for investments sold	62,867,133
Tax reclaims receivable	3,561,514

Total assets	$1,457,076,322

Liabilities

Notes payable	$339,000,000
Payable for investments purchased	57,257,501
Payable to affiliates:
Investment adviser fee	849,381
Trustees’ fees	4,208
Accrued expenses	459,880

Total liabilities	$397,570,970

Net Assets	$1,059,505,352

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 76,265,526 shares issued and outstanding	$762,655
Additional paid-in capital	1,447,052,689
Accumulated net realized loss	(609,096,805)
Accumulated undistributed net investment income	872,124
Net unrealized appreciation	219,914,689

Net Assets	$1,059,505,352

Net Asset Value

($1,059,505,352 ÷ 76,265,526 common shares issued and outstanding)	$13.89

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends (net of foreign taxes, $6,449,472)	$102,773,386
Interest	156,482
Interest income allocated from affiliated investment	234,399
Expenses allocated from affiliated investment	(147,307)

Total investment income	$103,016,960

Expenses

Investment adviser fee	$11,015,588
Trustees’ fees and expenses	50,548
Custodian fee	576,395
Transfer and dividend disbursing agent fees	23,959
Legal and accounting services	116,738
Printing and postage	138,254
Interest expense and fees	8,111,610
Miscellaneous	136,732

Total expenses	$20,169,824

Deduct —
Reduction of investment adviser fee	$2,144,600
Reduction of custodian fee	15

Total expense reductions	$2,144,615

Net expenses	$18,025,209

Net investment income	$84,991,751

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(218,162,836)
Foreign currency transactions	464,621

Net realized loss	$(217,698,215)

Change in unrealized appreciation (depreciation) —
Investments	$209,211,058
Foreign currency	608,226

Net change in unrealized appreciation (depreciation)	$209,819,284

Net realized and unrealized loss	$(7,878,931)

Net increase in net assets from operations	$77,112,820

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$84,991,751	$176,936,492
Net realized loss from investment and foreign currency transactions	(217,698,215)	(292,065,876)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	209,819,284	(1,037,034,117)
Distributions to preferred shareholders — From net investment income	—	(15,517,433)

Net increase (decrease) in net assets from operations	$77,112,820	$(1,167,680,934)

Distributions to common shareholders —
From net investment income	$(111,073,112)	$(131,603,793)

Total distributions to common shareholders	$(111,073,112)	$(131,603,793)

Net decrease in net assets	$(33,960,292)	$(1,299,284,727)

Net Assets Applicable to Common Shares

At beginning of year	$1,093,465,644	$2,392,750,371

At end of year	$1,059,505,352	$1,093,465,644

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$872,124	$28,327,456

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	October 31, 2009

Net increase in net assets from operations	$77,112,820
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,124,268,306)
Investments sold	1,323,256,084
Decrease in short-term investments, net	28,079,859
Net amortization/accretion of premium (discount)	(949)
Increase in dividends and interest receivable	(1,021,797)
Decrease in interest receivable from affiliated investment	22,405
Increase in receivable for investments sold	(62,630,875)
Increase in tax reclaims receivable	(1,093,677)
Increase in payable for investments purchased	34,625,811
Decrease in payable to affiliate for investment adviser fee	(58,534)
Increase in payable to affiliate for Trustees’ fees	48
Decrease in accrued expenses	(157,996)
Net change in unrealized (appreciation) depreciation from investments	(209,211,058)
Net realized loss from investments	218,162,836
Return of capital distributions from investments	5,941,195

Net cash provided by operating activities	$288,757,866

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(111,073,112)
Repayments of notes payable	(160,000,000)

Net cash used in financing activities	$(271,073,112)

Net increase in cash*	$17,684,754

Cash at beginning of year	$—

Cash at end of year(1)	$17,684,754

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$8,150,569

* Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,525).

(1) Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
				Period Ended		Year Ended	Period Ended
	2009	2008	2007	October 31, 2006(1)		December 31, 2005	December 31, 2004(2)

Net asset value — Beginning of period (Common shares)	$14.340	$31.370	$26.210	$22.170		$21.680	$19.100	(3)

Income (Loss) From Operations

Net investment income(4)	$1.114	$2.320	$2.102	$1.635		$1.624	$1.544
Net realized and unrealized gain (loss)	(0.108)	(17.421)	5.158	3.868		0.482	2.622
Distributions to preferred shareholders
From net investment income	—	(0.203)	(0.468)	(0.365)		(0.310)	(0.122)

Total income (loss) from operations	$1.006	$(15.304)	$6.792	$5.138		$1.796	$4.044

Less Distributions to Common Shareholders

From net investment income	$(1.456)	$(1.726)	$(1.632)	$(1.098)		$(1.308)	$(1.345)

Total distributions to common shareholders	$(1.456)	$(1.726)	$(1.632)	$(1.098)		$(1.308)	$(1.345)

Preferred and common shares offering costs charged to paid-in capital(4)	$—	$—	$—	$—		$0.002	$(0.020)

Preferred shares underwriting discounts(4)	$—	$—	$—	$—		$—	$(0.099)

Net asset value — End of period (Common shares)	$13.890	$14.340	$31.370	$26.210		$22.170	$21.680

Market value — End of period (Common shares)	$12.550	$12.300	$28.300	$24.690		$20.560	$19.790

Total Investment Return on Net Asset Value(5)	11.37%	(50.33)%	27.22%	24.73	%(6)	9.68%	20.63	%(6)(7)

Total Investment Return on Market Value(5)	17.40%	(52.78)%	21.83%	26.70	%(6)	11.43%	10.11	%(6)(7)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
						Period Ended		Year Ended	Period Ended
	2009		2008		2007	October 31, 2006(1)		December 31, 2005	December 31, 2004(2)

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$1,059,505		$1,093,466		$2,392,750	$1,998,876		$1,690,612	$1,653,815
Ratios (as a percentage of average daily net assets applicable to common shares):(8)
Expenses excluding interest and fees(10)	1.07%		1.03%		1.04%	1.10	%(9)	1.15%	1.08	%(9)
Interest and fee expense(11)	0.87%		0.65%		—	—		—	—
Total expenses(10)	1.94%		1.68%		1.04%	1.10	%(9)	1.15%	1.08	%(9)
Net investment income	9.06%		9.25%		7.30%	8.14	%(9)	7.38%	8.63	%(9)
Portfolio Turnover	87%		82%		35%	34	%(6)	97%	124	%(6)

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(8)
Expenses excluding interest and fees(10)	0.77%		0.75%		0.77%	0.78	%(9)	0.79%	0.77	%(9)
Interest and fee expense(11)	0.62%		0.47%		—	—		—	—
Total expenses(10)	1.39%		1.22%		0.77%	0.78	%(9)	0.79%	0.77	%(9)
Net investment income	6.48%		6.70%		5.44%	5.78	%(9)	5.10%	6.16	%(9)

Senior Securities:
Total notes payable outstanding (in 000’s)	$339,000		$499,000		$—	$—		$—	$—
Asset coverage per $1,000 of notes payable(12)	$4,125		$3,191		$—	$—		$—	$—
Total preferred shares outstanding	—	(13)	—	(13)	30,000	30,000		30,000	30,000
Asset coverage per preferred share(14)	$—	(13)	$—	(13)	$104,767	$91,638		$81,359	$80,127
Involuntary liquidation preference per preferred share(15)	$—	(13)	$—	(13)	$25,000	$25,000		$25,000	$25,000
Approximate market value per preferred share(15)	$—	(13)	$—	(13)	$25,000	$25,000		$25,000	$25,000

(1)	For the ten-month period ended October 31, 2006. The Fund changed its fiscal year-end from December 31 to October 31.

(2)	For the period from the start of business, January 30, 2004, to December 31, 2004.

(3)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)	Computed using average common shares outstanding.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)	Not annualized.

(7)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(8)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(9)	Annualized.

(10)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(11)	Interest and fee expense relates to the notes payable incurred to redeem the Fund’s preferred shares (see Note 7).

(12)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(13)	The Fund’s preferred shares were fully redeemed during the year ended October 31, 2008.

(14)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(15)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $604,312,709 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2012 ($52,539,884), October 31, 2013 ($19,953,734), October 31, 2014 ($31,368,172), October 31, 2015 ($4,901,953), October 31, 2016 ($283,602,117) and October 31, 2017 ($211,946,849).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$111,073,112	$147,121,226

During the year ended October 31, 2009, accumulated net realized loss was decreased by $1,373,971 and accumulated undistributed net investment income was decreased by $1,373,971 due to differences between book and tax accounting, primarily for foreign currency gain(loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$872,124
Capital loss carryforward	$(604,312,709)
Net unrealized appreciation	$215,130,593

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of its average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates as daily gross assets exceed $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the investment adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s investment adviser fee. For the year ended October 31, 2009, the Fund’s investment adviser fee totaled $11,154,983 of which $139,395 was allocated from Cash Management and $11,015,588 was paid or accrued directly by the Fund. For the year ended October 31, 2009, the Fund’s investment adviser fee, including the portion allocated from Cash Management, was 0.85% of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Such reimbursement will be reduced by an amount, if any, by which the annual effective advisory fee rate is less than 0.85% of the Fund’s average daily gross assets. The Fund concluded its first five full years of operations on January 30, 2009. Pursuant to this agreement, EVM waived $2,144,600 of expenses for the year ended October 31, 2009.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,124,268,306 and $1,323,256,084, respectively, for the year ended October 31, 2009.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the years ended October 31, 2009 and October 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,154,039,371

Gross unrealized appreciation	$286,461,508
Gross unrealized depreciation	(71,629,632)

Net unrealized appreciation	$214,831,876

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with a major financial institution that allowed it to borrow up to $750 million over a rolling 180 calendar day period. Effective November 6, 2009, the borrowing limit was reduced to $426 million. Interest is charged at a rate above 3-month LIBOR (1-month LIBOR prior to January 1, 2009) and is payable monthly. The Fund is charged a commitment fee of 0.55% (0.25% prior to January 1, 2009) per annum on the unused portion of the commitment. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2009, the Fund had borrowings outstanding under the Agreement of $339 million at an interest rate of 1.08%. The carrying amount of the borrowings at October 31, 2009 approximated its fair value. For the year ended October 31, 2009, the average borrowings under the Agreement and the average interest rate were $374,224,658 and 1.59%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$61,893,000	$6,551,190		$—	$68,444,190
Consumer Staples	61,260,000	91,022,858		—	152,282,858
Energy	137,199,500	81,561,340		—	218,760,840
Financials	116,084,564	17,409,134		—	133,493,698
Health Care	35,881,092	25,179,070		—	61,060,162
Industrials	37,325,339	11,160,808		—	48,486,147
Information Technology	39,814,200	—		—	39,814,200
Materials	43,359,750	3,092,167		—	46,451,917
Telecommunication Services	44,998,990	23,644,867		—	68,643,857
Utilities	146,669,250	168,007,225		—	314,676,475

Total Common Stocks	$724,485,685	$427,628,659	*	$—	$1,152,114,344

Preferred Stocks
Consumer Staples	$—	$5,327,224		$—	$5,327,224
Energy	—	6,525,750		—	6,525,750
Financials	36,410,828	148,178,707		—	184,589,535
Utilities	1,470,500	3,044,690		—	4,515,190

Total Preferred Stocks	$37,881,328	$163,076,371		$—	$200,957,699

Corporate Bonds & Notes	$—	$10,881,336		$—	$10,881,336
Short-Term Investments	4,917,868	—		—	4,917,868

Total Investments	$767,284,881	$601,586,366		$—	$1,368,871,247

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

10   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 17, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance
Tax-Advantaged Global Dividend Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2009

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $102,153,875, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 32.25% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of October 31, 2009

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 28, 2009. The following action was taken by the shareholders:

Item 1: The election of Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2012.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Ronald A. Pearlman	69,497,557	4,306,332
Helen Frame Peters	69,612,971	4,190,918
Ralph F. Verni	69,681,309	4,122,580

Eaton Vance Tax-Advantaged Global Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2009, our records indicate that there are 179 registered shareholders and approximately 64,667 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETG.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Tax-Advantaged Global Dividend Income Fund (the “Fund”), and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund since inception and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund’s advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee and Vice President	Until 2011. 3 years. Trustee since 2007 and Vice President since 2003.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2010. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2011. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Class III Trustee	Until 2012. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2012. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2011. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class I Trustee	Until 2010. 3 years. Trustee since 2003.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2012. 3 years. Trustee since 2005; Chairman of the Board since 2007.	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2003	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Martha G. Locke 6/21/52	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s corporate governance listing standards was submitted to the Exchange on September 17, 2009. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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Investment Adviser and Administrator of
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon
Street Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Global Dividend Income Fund
Two International Place
Boston, MA 02110

2051-12/09	CE-TAGDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2008 and October 31, 2009 by the Fund’s principal accountant, Deloitte & Touche LLP (D&T), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$77,935	$76,900

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,310	$10,810

All Other Fees(3)	$1,890	$2,500

Total	$90,135	$90,210

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
For both the fiscal years ended October 31, 2008 and October 31, 2009, the registrant was billed $40,000, by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	10/31/08	10/31/09

Registrant	$12,200	$13,310

Eaton Vance(1)	$325,329	$280,861

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Aamer Khan, Martha G. Locke, Thomas H. Luster, Judith A. Saryan and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Khan and Luster, and Mmes. Locke and Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Mr. Khan has been with Eaton Vance since 2000 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Ms. Locke has been with Eaton Vance since 1997 and is a Vice President of EVM and BMR. Mr. Luster has been with Eaton Vance since 1995 and is a Vice President of EVM and BMR. He is co-head of Eaton Vance’s Investment Grade Fixed Income Group. Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
Aamer Khan
Registered Investment Companies	5	$4,900.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Martha G. Locke
Registered Investment Companies	3	$1,509.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas H. Luster
Registered Investment Companies	5	$4,559.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$204.7	0	$0

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
Judith A. Saryan
Registered Investment Companies	6	$6,290.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	In millions of dollars.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio Manager	Owned in the Fund
Aamer Khan	None
Martha G. Locke	None
Thomas H. Luster	$10,001 - $50,000
Judith A. Saryan	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	December 14, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	December 14, 2009

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	December 14, 2009